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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

Conso Products Company

We hereby consent to the incorporation by reference in the Company's Registration Statements on Forms S-8 (Registration Nos. 333-20671 33-97146 and 33-85518) of our report dated September 4, 1998 incorporated by reference in the Annual Report on form 10-K of Conso Products Company for the fiscal year ended June 27, 1998.



/s/ DELOITTE & TOUCHE LLP

Greenville, South Carolina
September 22, 1998